                                                                   EXHIBIT 99.3

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                 CASE NUMBER:  01-10960 (JWV)

                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ EDDIE J. PUSTIZZI
----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR:  GREAT AQ STEAMBOAT, L.L.C.                 CASE NUMBER:  01-10960 (JWV)

                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to December Monthly Operating Report

               Summary Of Bank, Investment & Petty Cash Accounts                 Attachment 1
                           Great AQ Steamboat, L.L.C.
Summary                      Case No: 01-10960 (JWV)                                UNAUDITED
Great AQ Steamboat, LLC    For Month Of December, 2002

                                              Balances
                                  --------------------------------        Receipts &            Bank
                                   Opening          Closing               Disbursements         Statements            Account
Account                           As Of 12/01/02    As Of 12/31/02        Included              Included              Reconciled
-------                           --------------    --------------        --------              --------              ----------
American Queen Steamer                     0.00             0.00          No -                  No -                  No -
Hibernia                                                                  Account Closed        Account Closed        Account Closed
Account # - 812-395-343

American Queen                             0.00             0.00          No -                  Not A Bank            No -
Petty Cash                                                                No Activity           Account               No Activity

                                       Receipts & Disbursements                                     Attachment 2
                                      Great AQ Steamboat, L.L.C.
                                       Case No: 01-10960 (JWV)
Great AQ Steamboat, LLC              For Month Of December, 2002
Attach 2

            No Receipts Or Disbursements Due To All Accounts Closed

                 Concentration & Investment Account Statements                     Attachment 3
                           Great AQ Steamboat, L.L.C.
Summary                     Case No: 01-10960 (JWV)
Great AQ Steamboat, LLC   For Month Of December, 2002
Attach 3

          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                              Date: 16-JAN-03 16:50:15
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: DEC-02

currency USD
Company=23 (AMERICAN QUEEN)

                                                     PTD-Actual
                                                     31-Dec-02
                                                  ---------------
Revenue
Gross Revenue                                                 0.00
Allowances                                                    0.00
                                                  ----------------
Net Revenue                                                   0.00

Operating Expenses
Air                                                           0.00
Hotel                                                         0.00
Commissions                                                   0.00
Onboard Expenses                                              0.00
Passenger Expenses                                            0.00
Vessel Expenses                                               0.00
Layup/Drydock Expense                                         0.00
Vessel Insurance                                            813.10
                                                  ----------------
Total Operating Expenses                                    813.10

                                                  ----------------
Gross Profit                                               (813.10)

SG&A Expenses
Sales & Marketing                                             0.00
Start-Up Costs                                                0.00
                                                  ----------------
Total SG&A Expenses                                           0.00

                                                  ----------------
EBITDA                                                     (813.10)

Depreciation                                                  0.00

                                                  ----------------
Operating Income                                           (813.10)

Other Expense/(Income)
Interest Income                                               0.00
Equity in Earnings for Sub                                    0.00
Reorganization expenses                                       0.00
Other expense                                            (1,774.58)
                                                  ----------------
Total Other Expense/(Income)                             (1,774.58)

                                                  ----------------
Net Pretax Income/(Loss)                                    961.48

Income Tax Expense                                            0.00

                                                  ----------------
Net Income/(Loss)                                           961.48
                                                  ================

AMCV US SET OF BOOKS                              Date: 20-JAN-03 12:58:48
BALANCE SHEET - ATTACHMENT 5                      Page:   1
Current Period: DEC-02

currency USD
Company=23 (AMERICAN QUEEN)

                                                 YTD-Actual                    YTD-Actual
                                                  31-Dec-02                     22-Oct-01
                                              -----------------             ------------------
ASSETS

Cash and Equivalent                                        0.00                      27,915.55

Restricted Cash                                            0.00                           0.00

Accounts Receivable                                        0.00                     100,111.04

Inventories                                                0.00                     436,746.94

Prepaid Expenses                                           0.00                       1,126.00

Other Current Assets                                       0.00                     189,129.97

                                              -----------------             ------------------
Total Current Assets                                       0.00                     755,029.50


Fixed Assets                                               0.00                  76,449,630.83

Accumulated Depreciation                                   0.00                 (23,703,366.77)

                                              -----------------             ------------------
Net Fixed Assets                                           0.00                  52,746,264.06


Net Goodwill                                               0.00                           0.00

Intercompany Due To/From                          33,291,695.56                  11,900,053.46

Net Deferred Financing Fees                                0.00                     561,110.86

Net Investment in Subsidiaries                             0.00                           0.00

                                              -----------------             ------------------
Total Other Assets                                33,291,695.56                  12,461,164.32

                                              -----------------             ------------------
Total Assets                                      33,291,695.56                  65,962,457.88
                                              =================             ==================

AMCV US SET OF BOOKS                              Date: 20-JAN-03 12:58:48
BALANCE SHEET - ATTACHMENT 5                      Page:   2
Current Period: DEC-02

currency USD
Company=23 (AMERICAN QUEEN)

                                                 YTD-Actual                    YTD-Actual
                                                  31-Dec-02                     22-Oct-01
                                              -----------------             ------------------
LIABILITIES

Accounts Payable                                           0.00                       5,469.58

Accrued Liabilities                                        0.00                     754,127.79

Deposits                                                   0.00                          25.00

                                              ------------------            -------------------
Total Current Liabilities                                  0.00                     759,622.37


Long Term Debt                                             0.00                           0.00

Other Long Term Liabilities                                0.00                           0.00

                                              ------------------            -------------------
Total Liabilities                                          0.00                     759,622.37


Liabilities Subject to Compromise                  2,128,870.73                  48,583,115.71


OWNER'S EQUITY

Common Stock                                           1,000.00                       1,000.00

Add'l Paid In Capital                              4,060,000.00                   4,060,000.00

Current Net Income (Loss)                         14,727,173.53                    (493,470.71)

Retained Earnings                                 12,374,651.30                  13,052,190.51

                                              ------------------            -------------------
Total Owner's Equity                              31,162,824.83                  16,619,719.80

                                              ------------------            -------------------
Total Liabilities & Equity                        33,291,695.56                  65,962,457.88
                                              ==================            ===================

Great AQ Steamboat, LLC                                            ATTACHMENT 6                                       01-10960(JWV)
                                                     Summary List of Due To/Due From Accounts
                                                      For the Month Ended December 31, 2002

                                                CASE              BEGINNING                                             ENDING
AFFILIATE NAME                                  NUMBER             BALANCE             DEBITS       CREDITS             BALANCE
American Classic Voyages Co.                    01-10954            22,406,500.51         -                -        22,406,500.51
AMCV Cruise Operations, Inc.                    01-10967           (22,866,931.85)        -                -       (22,866,931.85)
The Delta Queen Steamboat Co.                   01-10970            38,756,706.53         -        73,062.00        38,683,644.53
DQSB II, Inc.                                   01-10974                  (919.60)        -                -              (919.60)
Great Pacific NW Cruise Line, L.L.C.            01-10977                 5,552.79         -                -             5,552.79
Great River Cruise Line, L.L.C.                 01-10963              (168,013.44)        -                -          (168,013.44)
Great Ocean Cruise Line, L.L.C.                 01-10959               (14,507.47)        -                -           (14,507.47)
Cruise America Travel, Incorporated             01-10966            (3,165,198.27)        -                -        (3,165,198.27)
Delta Queen Coastal Voyages, L.L.C.             01-10964               144,264.37         -                -           144,264.37
Cape Cod Light, L.L.C.                          01-10962              (500,000.00)        -                -          (500,000.00)
Cape May Light, L.L.C.                          01-10961            (1,640,241.44)        -                -        (1,640,241.44)
Project America, Inc.                           N/A                    (15,864.24)        -                -           (15,864.24)
Oceanic Ship Co.                                N/A                     (7,408.30)        -                -            (7,408.30)
Project America Ship I, Inc.                    N/A                    459,787.19         -                -           459,787.19
Great Hawaiian Properties Corporation           01-10971               (22,591.38)        -                -           (22,591.38)
American Hawaii Properties Corporation          01-10976                (1,496.24)        -                -            (1,496.24)
Great Independence Ship Co.                     01-10969                (4,881.60)        -                -            (4,881.60)
                                                                  ----------------------------------------------------------------
                                                                    33,364,757.56         -        73,062.00        33,291,695.56
                                                                  ================================================================

                           Great AQ Steamboat, L.L.C.
                                 01-10960 (JWV)




                           Accounts Receivable Aging
                            As of December 31, 2002







                                  Attachment 7


                                 Not Applicable

                           Great AQ Steamboat, L.L.C.
                                 01-10960 (JWV)




                            Accounts Payable Detail
                            As of December 31, 2002







                                  Attachment 8


                                 Not Applicable

Debtor:  Great AQ Steamboat, L.L.C.                 Case Number:  01-10960 (JWV)

                            Monthly Operating Report
                            As of December 30, 2002
                                      And
                            For the Month Then Ended

                                  Attachment 9
                   Notes to December Monthly Operating Report


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. The reduction in liabilities subject to compromise was due to a reduction in priority passenger claims. Waivers received by Delaware North Companies were reimbursed from escrowed cash held by The Delta Queen Steamboat Co., an affiliated Debtor, as provided for in the Asset Purchase Agreement dated May 13, 2002.